Exhibit 10.18

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made as of August 22, 2011 and effective as of July 28, 2011, by and between Spirit Finance Corporation, a Maryland corporation (“Buyer”), and Spirit Finance Capital Management, LLC, a Delaware limited liability company (“Seller”), and this Amendment amends that certain Asset Purchase Agreement, dated as of June 30, 2011, by and between Buyer and Seller (the “Asset Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Asset Purchase Agreement.

WHEREAS, pursuant to Section 2.08 of the Asset Purchase Agreement, Buyer and Seller may update the Purchased Assets identified in Section 2.02 and listed in the schedules related thereto by amending such schedules;

WHEREAS, in furtherance of the prorations contemplated by Section 2.08 of the Asset Purchase Agreement, Buyer and Seller desire to amend and restate schedules 2.04(a) and 2.06 to the Asset Purchase Agreement; and

WHEREAS, Buyer and Seller have determined that Seller must pay Buyer the net amount of $13,865.36 in exchange for Buyer’s assumption of $26,309.43 of additional Assumed Liabilities net of the receipt by Buyer of $12,444.07 of additional Purchased Assets in accordance Section 2.08 of the Asset Purchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendments.

(a) Schedules 2.02(a)(iii), 2.02(a)(v), 2.04(a) and 2.06 to the Asset Purchase Agreement are hereby removed and replaced in their entirety by the corresponding schedules attached hereto as Exhibit A.

(b) The third recital and Section 2.05 of the Asset Purchase Agreement are hereby amended to replace “$604,159.50” with “$616,603.57”.

(c) The fourth recital and Section 2.07 of the Asset Purchase Agreement are hereby amended to replace “$581,551.95” with “$607,861.38”.

2. Payment. Seller shall pay to Buyer the net amount of $13,865.36 in accordance with the payment instructions set forth on schedule 2.05 to the Asset Purchase Agreement in full and complete satisfaction of the Assumption Price (as amended and increased by the terms of this Amendment).

3. Effectiveness and Ratification. Except as specifically provided for in this Amendment, the terms of the Asset Purchase Agreement are hereby ratified and confirmed and remain in full force and effect.

4. Effect of Amendment. Whenever the Asset Purchase Agreement or any of the schedules thereto are referred to in the Asset Purchase Agreement or in any other agreements,

documents or instruments, such reference shall be deemed to be to the Asset Purchase Agreement and the schedules thereto as amended by this Amendment.

5. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

6. Counterparts. This Amendment may be executed in separate counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Asset Purchase Agreement as of the date first written above.

SPIRIT FINANCE CAPTIAL MANAGEMENT, LLC

By:	/s/ Michael A. Bender
Name:	Michael A. Bender
Title:	Chief Financial Officer

SPRINT FINANCE CORPORATION

By:	/s/ Julie N. Dimond
Name:	Julie N. Dimond
Title:	Vice President

Signature Page to Amendment No. 1 to Asset Purchase Agreement

EXHIBIT A

Schedules

See attached.

Exhibit to Amendment No. 1 to Asset Purchase Agreement

SCHEDULE 2.02(a)(iii)

PERSONAL PROPERTY OF SELLER, OFFICE EQUIPMENT AND SIMILAR

PERSONAL PROPERTY RELATING TO THE BUSINESS OWNED BY SELLER AND

LOCATED AT THE LEASED PREMISES

System ID	System Description
INT-550.2255	3 Inter-Tel Axxess DKSC station cards
OE-010903-2	granite conference table / 10 chairs
OE-011607-03	Filing System (2-drawer and shelves)
OE-011607-04	Magna - Office 210 (desk hutch bookcase)
OE-011607-05	Magna - Office 211 (desk hutch bookcase)
OE-011607-06	Office Star Space Chairs (24)
OE-011607-07	Magna - Cubicles (6 single cubes)
OE-011607-08	Magna - Cubicles (16 double cubes)
OE-011607-09	Filing System (fireproof 4 towers)
OE-012506	4 Filing Cabinets
OE-033105	Server rack system
OE-042004	Freedom Executive Chair
OE-050108	4 Taylor chairs and fabric
OE-050109	Server racks
OE-050208	2 Bookcases in suite 250
OE-060106-1	2 Putnam Chairs
OE-060106-2	14 Taylor Chairs (4 Espresso/10 Paisley)
OE-060106-3	Raleigh Court Double Pedestal Desk
OE-060106-4	2 Raleigh Court 42” Round Tables
OE-060106-5	7 Wood Back Chairs with Fabric Seats
OE-060106-6	9 Fabric Barrel Chairs
OE-060106-7	Additional Costs
OE-060106-8	2 Putman Chairs
OE-060106-9	14 Taylor Chairs
OE-063006	9 Executive Mesh Chairs
OE-071503	Server rack system
OE-071805-1	Filing Cabinet
OE-071805-2	Filing Cabinet
OE-072905	Phone Cabinet
OE-080204-1	Taylor Caster Chairs (18)
OE-080204-10	Café Parfait Furniture
OE-080204-11	Wing chairs (22)
OE-080204-14	Credenza - Office 210
OE-080204-15	Credenza - Office 211
OE-080204-16	Credenza - Office 212
OE-080204-17	Desk - Office 212
OE-080204-18	Conference Table - Office 212
OE-080204-19	Credenza - Office 213
OE-080204-2	Taylor Caster Chairs (8)
OE-080204-20	Desk - Office 213
OE-080204-21	Conference Table - Office 213
OE-080204-22	Credenza - Office 214
OE-080204-23	Desk - Office 214
OE-080204-24	Conference Table - Office 214
OE-080204-25	Credenza - Office 218
OE-080204-26	Desk - Office 218

SCHEDULE 2.02(a)(iii) (CONTINUED)

PERSONAL PROPERTY OF SELLER, OFFICE EQUIPMENT AND SIMILAR PERSONAL

PROPERTY RELATING TO THE BUSINESS OWNED BY SELLER AND LOCATED AT THE

LEASED PREMISES

System ID	System Description
OE-080204-27	Desk - Office 218
OE-080204-28	Credenza - Office 219
OE-080204-29	Desk – Office 219
OE-080204-3	Taylor Caster Chairs (8)
OE-080204-30	Desk - Office 219
OE-080204-31	Desk - Office 221
OE-080204-32	Credenza - Office 221
OE-080204-33	Desk - Office 222
OE-080204-34	Credenza - Office 222
OE-080204-35	Desk - Office 224
OE-080204-36	Credenza - Office 224
OE-080204-37	Desk - Office 225
OE-080204-38	Credenza - Office 225
OE-080204-39	Credenza - Office 226
OE-080204-4	Black Star Exec Chairs (30)
OE-080204-42	File Room Revolving Cabinets
OE-080204-43	Trans-West Phone System
OE-080204-5	Modular Magna - Area 215
OE-080204-6	Modular Magna - Area 223
OE-080204-7	Modular Magna - Area 216
OE-080204-9	Trinity Conf Chairs (20)
OE-080207-1	Lateral File - Office 204
OE-080207-2	Conference Table - 4 piece
OE-080207-3	Desk - Office 204
OE-080207-4	Bookcase - Office 202
OE-080207-5	Bookcases - Office 202
OE-080207-6	Metal Bookcases - Corporate Records
OE-080207-7	Metal Bookcases - Corporate Records
OE-080207-8	Leather Mid Back Chairs (18)
OE-081307	Ultra High Back Office Chair
OE-082108	Credenza Stack Unit (2 pc)
OE-082405	Trans-West Phone System Upgrade
OE-091007-1	Desk & Credenza – JB Office
OE-091007-2	Bookcases (3) - JB Office
OE-091007-3	Conference Table - JB Office
OE-091007-4	Conference Table - SW Office
OE-091007-5	Bookcase - NE Office
OE-091007-7	Bookcase - NW Office
OE-091007-8	Credenza - NW Office
OE-091007-10	Ultra High Back Office Chair
OE-120105-03	Modular Magna (10)
OE-120105-04	Black Star Executive Chairs (13)
OE-120105-05	Room A (Desk, Credenza, Hutch) (1)
OE-120105-06	Room B (Desk, Credenza, Hutch) (4)
OE-120107	2007 Consulting fee / fabric Costs - D&M
OE-123009	White board and cabinet
TI-080204-2	Sign - 14631 N. Scottsdale

SCHEDULE 2.02(a)(v)

CONTRACTS

•	Employment Letter Agreement between Spirit Finance Capital Management, LLC and Gregg A. Seibert effective as of January 12, 2011

•	Marakesh Consulting, LLC Professional Services Contract effective as of September 25, 2009

•	Pitney Bowes Global Financial Services LLC Postage Equipment Lease effective as of November 27, 2010

SCHEDULE 2.04(a)

ASSUMED LIABILITIES

Pre-tax medical reimbursement withholding	$10,374.35
Pre-tax dependent care reimbursement withholding	$1,585.54
Vendor accruals	$83,865.65
Accrued incentive compensation	$434,024.98
Accrued vacation	$78,010.86

Total	$607,861.38

SCHEDULE 2.06

ALLOCATION OF THE PURCHASE PRICE AMONG THE ASSETS

Class I	$0.00
Class II	$0.00
Class III	$358,795.36
Class IV	$0.00
Class V	$257,808.21
Class VI	$0.00
Class VII	$0.00

Total	$616,603.57